Exhibit 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I,Vasili Borisov, certify, pursuant to 18 U.S.C.Section 1350,as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Elevated Concepts, Inc., for the period ended June 30, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly
Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Elevated Concepts,Inc.

Date:  August 7, 2009

                                             /s/ Vasili Borisov
                                             ------------------------------
                                             Vasili Borisov
                                             President, C.E.O. and Director
                                             (Principal Executive Officer)